UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2010

CHINA YIDA HOLDING, CO.
(Exact name of registrant as specified in its charter)

Delaware	000-26777	50-0027826
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

28/F Yifa Building
No. 111 Wusi Road
Fuzhou, Fujian, P. R. China
 (Address of principal executive office) (Zip Code)

86-591-28308388
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant

On August 8, 2010, the Audit Committee of China Yida Holding, Co. (hereinafter referred to as “we”, “us,” “our” or the “Company”) accepted the resignation of BDO China Li Xin Da Hua CPA Co., Ltd (“BDO Li Xin Da Hua”), ceasing to act as our independent auditors and, on August 9, 2010 engaged Friedman LLP (“Friedman”), an Independent Registered Public Accounting Firm, to serve as our independent auditors. Pursuant to Item 304(a) of Regulation S-K under the Securities Act of 1933, as amended, and under the Securities Exchange Act of 1934, as amended, we report as follows:

(i)
BDO Li Xin Da Hua was appointed as our independent auditors on May 20, 2010.  BDO Li Xin Da Hua did not issue any audit report on our financial statements from the appointment date of May 20, 2010 to the date of resignation, August 8, 2010.

(ii)	The engagement of Friedman LLP was approved by our Audit Committee on August 9, 2010.

(iii)
We and BDO Li Xin Da Hua did not have any disagreements with regard to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure for the audited financials from the date of engagement, May 20, 2010, through the date of resignation, August 8, 2010, which disagreements, if not resolved to the satisfaction of BDO Li Xin Da Hua, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.  However, as noted, BDO Li Xin Da Hua did not audit any financial statements prior to its resignation.

(iv)
During the period from May 20, 2010 to the date of resignation, we did not experience any reportable events as set forth in Item 304(a)(1)(v) of Regulation S-K except that BDO Li Xin Da Hua identified that we lack a good system of internal controls, such as inadequate documentation for certain transactions and lack of competent and well trained personnel to furnish US GAAP based reporting documents to be filed; which significantly delayed work progress.

(v)
Prior to engaging Friedman, we have not consulted Friedman regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on our financial statements or a reportable event, nor did we consult with Friedman regarding any disagreements with our prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

(vi)
We obtained a letter from BDO Li Xin Da Hua addressed to the United States Securities and Exchange Commission stating it agrees with the statements presented in this Form 8-K, which is presented in this Form 8-K as an Exhibit.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information

Not applicable.

(c)	Exhibits

Exhibit      Description
No.

16.1.           Letter from BDO China Li Xin Da Hua CPA Co., Ltd, dated August 9, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA YIDA HOLDING, Co.

By:	/s/Minhua Chen
Name:	Minhua Chen
Title:	Chief Executive Officer
Dated:	August 11, 2010